Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Atalanta/Sosnoff Investment Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                       n/a
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     5)   Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

     ---------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3)   Filing party:

     ---------------------------------------------------------------------------

     4)   Date filed:

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

ATALANTA/SOSNOFF
      FUND

                                                                    May 21, 2001

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Atalanta/Sosnoff Investment Trust to be held Wednesday, June 27, 2001 at 10:00 a.m. at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

     The primary purpose of the Special Meeting is to approve or disapprove a new Advisory Agreement for each Fund of the Trust pursuant to which
Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") would be compensated on a performance fee basis. The fee would be determined by comparing the returns of each Fund of the Trust to the return of its benchmark. The Adviser's fee would increase if the return of the Fund exceeded that of its benchmark by 1.25% (125 basis points) and decrease if the return of the Fund is 1.25% less than that of its benchmark.

     The Board of Trustees has given full and careful consideration to the matter submitted to shareholders and has concluded that the proposal is in the best interests of each Fund and its shareholders. The Board of Trustees, therefore, recommends that you vote "FOR" the proposal discussed herein.

     Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the Special Shareholders' Meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                        Very truly yours,

                                        /s/ Anthony G. Miller

                                        Anthony G. Miller
                                        Chairman and President

o    Atalanta/Sosnoff Fund

o    P.O. Box 5354

o    Cincinnati, Ohio

o    45201-5354

o    1.877.SOSNOFF (767.6633)

o    e-mail: asfund@atalantasosnoff.com

o    web site: www.atalantasosnoff.com

    Distributed by Atalanta/Sosnoff Management Corporation . 101 Park Avenue
                              . New York, NY 10178

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                              ATALANTA/SOSNOFF FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                        Date:
                                              ----------------------------------

                                        NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                        Signature(s)  PLEASE  SIGN  IN  THE  BOX
                                        ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a New Advisory Agreement, for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                          AGAINST                          ABSTAIN
     [ ]                            [ ]                              [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                           ATALANTA/SOSNOFF FOCUS FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                        Date:
                                              ----------------------------------

                                        NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                        Signature(s)  PLEASE  SIGN  IN  THE  BOX
                                        ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a New Advisory Agreement, for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                          AGAINST                          ABSTAIN
     [ ]                            [ ]                              [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                           ATALANTA/SOSNOFF VALUE FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                        Date:
                                              ----------------------------------

                                        NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                        Signature(s)  PLEASE  SIGN  IN  THE  BOX
                                        ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a New Advisory Agreement, for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                          AGAINST                          ABSTAIN
     [ ]                            [ ]                              [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                         ATALANTA/SOSNOFF BALANCED FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                  June 27, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Tina D. Hosking and Jay S. Fitton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the Special Meeting of shareholders to be held June 27, 2001 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated May 21, 2001.

                                        Date:
                                              ----------------------------------

                                        NOTE: Please sign exactly as your name appears on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If the shares are held jointly, both signers should sign, although the signature of one will bind the other.

                                        Signature(s)  PLEASE  SIGN  IN  THE  BOX
                                        ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a New Advisory Agreement, for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), the Fund's investment adviser, pursuant to which the Adviser would be compensated on a performance fee basis.

     FOR                          AGAINST                          ABSTAIN
     [ ]                            [ ]                              [ ]

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        ATALANTA/SOSNOFF INVESTMENT TRUST

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND
                         ATALANTA/SOSNOFF BALANCED FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 2001


     NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Atalanta/Sosnoff Investment Trust (the "Trust") will be held June 27, 2001 at 10:00 a.m. at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 to consider and vote on the following matters:

1. To approve or disapprove a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") pursuant to which the Adviser would be compensated on a performance fee basis; and

2. To transact any other business, not currently contemplated, that may properly come before the meeting at the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on April 25, 2001 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

                                        By order of the Board of Trustees,

                                        /s/ Tina D. Hosking

                                        Tina D. Hosking
                                        Secretary

May 21, 2001

     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                        ATALANTA/SOSNOFF INVESTMENT TRUST

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                              ATALANTA/SOSNOFF FUND
                           ATALANTA/SOSNOFF FOCUS FUND
                           ATALANTA/SOSNOFF VALUE FUND
                         ATALANTA/SOSNOFF BALANCED FUND

                            TO BE HELD JUNE 27, 2001

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Atalanta/Sosnoff Investment Trust (the "Trust") of proxies for use at the special meeting (the "Special Meeting") of shareholders to be held at the offices of Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 at 10:00 a.m. on June 27, 2001 or at any adjournment thereof. This proxy statement and form of proxy were first mailed to shareholders on or about May 21, 2001.

The purpose of the Special Meeting is to approve or disapprove a new Advisory Agreement for each Fund of the Trust with Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York (the "Adviser") pursuant to which the Adviser would be compensated on a performance fee basis.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy that is properly executed but has no voting instructions as to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, or by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the Special Meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $2,500 and will be paid by the Adviser. The Adviser will also pay the printing and postage costs of the solicitation.

In addition to solicitation through the mails, proxies may be solicited by officers, employees and agents of the Trust at the expense of the Adviser. Such solicitation may be by telephone, facsimile or otherwise. The Adviser will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The Trust's Annual Report for the fiscal year ended May 31, 2000 and Semiannual Report as of November 30, 2000 are available at no charge by writing to the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by calling the Trust nationwide (toll-free) at 1-877-SOSNOFF.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

The Board of Trustees has fixed the close of business on April 25, 2001 (the "Record Date") as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. The Trust is composed of four separate funds: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (each a "Fund" and collectively the "Funds"). As of the Record Date there were 2,357,421.241 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 1,587,412.589 shares of the Atalanta/Sosnoff Fund, 267,650.047 shares of the Atalanta/Sosnoff Focus Fund, 267,770.484 shares of the Atalanta/Sosnoff Value Fund and 234,588.121 shares of the Atalanta/Sosnoff Balanced Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

On the Record Date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 69.24% of the Atalanta/Sosnoff Fund, and Sharon H.S. Doty, P.O. Box 655, 19 Wolcott Street, Litchfield, Connecticut 06759, owned of record 6.76% of the Atalanta/Sosnoff Focus Fund. No other persons owned of record and, according to information available to the Trust, no other persons owned beneficially 5% or more of the outstanding shares of the Trust (or any Fund).

If a quorum (more than 50% of the outstanding shares of a Fund) is represented at the meeting, the vote of a majority of the outstanding shares of the Fund is required for approval of the proposal being submitted to shareholders at the Special Meeting. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding shares of the Fund. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast, which has the same effect as a vote against the proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to the proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The Trustees of the Trust intend to vote all of their shares in favor of the proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Trust's outstanding shares on the Record Date.

VOTING BY ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE)

The Adviser, which owns approximately 85.56%, 81.35% and 95.14% of the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund, respectively, intends to vote to approve the new Advisory Agreement for each Fund. Accordingly, it can be approved without the vote of any other shareholders of the Funds.

I. APPROVAL OR DISAPPROVAL OF A NEW ADVISORY AGREEMENT FOR EACH FUND OF THE TRUST WITH THE ADVISER PURSUANT TO WHICH THE ADVISER WOULD BE COMPENSATED ON A PERFORMANCE FEE BASIS.

     THE CURRENT ADVISORY AGREEMENTS. Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), has managed the investments of the Atalanta/Sosnoff Fund since the inception of the Fund pursuant to an Advisory Agreement dated May 11, 1998. The Advisory Agreement was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Adviser or the Trust (the "Independent Trustees") on May 11, 1998 for an initial term of two years. The Adviser, as sole shareholder of the Fund, approved the Advisory Agreement on May 11, 1998.
     The Advisory Agreement has thereafter been renewed by the Board of Trustees, including a majority of the Independent Trustees, annually.

     The Adviser has managed the investments of the Atalanta/Sosnoff Focus Fund, the Atalanta/ Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund since their inception pursuant to an Advisory Agreement dated May 3, 1999. The Advisory Agreement was approved by the Board of Trustees, including the Independent Trustees, on May 3, 1999 for an initial term of two years. The Adviser, as sole shareholder of the Fund, approved the Advisory Agreement on May 3, 1999.

     Under the Current Advisory Agreements, the Adviser selects portfolio securities for investment by the Trust on behalf of the Funds, purchases and sells securities of the Funds, and upon making any purchase or sale decision, places orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund. Under the Current Advisory Agreements, the Adviser receives a fee computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average value of the daily net assets of each Fund.

     THE NEW ADVISORY AGREEMENTS. The Trustees believe that a performance fee structure could provide an effective means to reward good relative performance achieved by the Adviser for the Funds, while enabling the Funds to realize the benefit of lower fees when performance has not reached desired levels in comparison to an appropriate benchmark. For this reason, the Trustees considered and approved new Advisory Agreements (the "New Advisory Agreements"), which would, if approved by the shareholders of the Funds, permit the Trust to compensate the Adviser based on the investment return it is able to achieve for each Fund. Before the proposed performance fee arrangement can be implemented with respect to a Fund, the proposed New Advisory Agreement.

     must be approved by the shareholders of that Fund. The New Advisory Agreements are substantially identical to the Current Advisory Agreements except for (i) the fee structure, and (ii) the dates of execution and termination. The form of a New Advisory Agreement is set forth in Exhibit A to this proxy statement.

     Under the New Advisory Agreements, the Adviser will continue to select portfolio securities for investment by the Funds, purchase and sell the Funds' securities, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, subject to applicable state securities laws, the supervision and control of the Board of Trustees and the investment objectives, policies and restrictions of each Fund.

     If the New Advisory Agreements are approved by shareholders of the Funds, they will become effective with respect to each Fund upon approval. The New Advisory Agreements provide that they will remain in force for an initial term of two years and from year to year thereafter, subject to annual approval by the Board of Trustees, including by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreements may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Trust or by the Adviser. Each New Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The New Advisory  Agreements  provide that the Adviser  shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under the New Advisory Agreements or breach of its duty or of its obligations hereunder.

     If the New Advisory Agreements are approved and implemented, the Adviser will be entitled to receive compensation for its services based in part on the performance achieved by each Fund. The arrangement will reward the Adviser for performance that exceeds the total return of the Fund's benchmark by a factor of at least 1.25% (125 basis points) and reduce its compensation with respect to periods during which lesser performance is achieved.

     The arrangement calls for the payment to the Adviser of a monthly fee. The monthly fee will consist of a base fee calculated at the annual rate of 0.75% (or 75 basis points) of the average daily net assets of each Fund (the "Base Fee"), which is subject to adjustment by a factor referred to as the "Performance Fee Adjustment." The Base Fee with respect to a Fund will be increased by 0.25% if the Fund outperforms its benchmark by at least 1.25% for the previous 12 months, and decreased by 0.25% if the Fund underperforms its benchmark by at least 1.25% for the previous 12 months.

     Under the New Advisory Agreements, the Performance Adjustment will be calculated via the use of a rolling period. A rolling period is the specific duration of time over which the performance of the Fund and the performance of the benchmark index are compared. The Securities and Exchange Commission (the "SEC") recommends a minimum rolling period of at least 12 months. Therefore, until the Adviser and each Fund have established performance records for 12 months under the New Advisory Agreements (i.e., July 1, 2001 through June 30, 2002), the Adviser will earn the Base Fee of 0.75% of each Fund's average daily net assets. Therefore, during the initial 12 months of the New Advisory Agreements, the Funds will not compensate the Adviser with fees adjusted for Fund performance.

     If approved by shareholders, the Adviser will begin to receive a fee adjusted for Fund performance in the second year of the New Advisory Agreements. During the second year, from July 1, 2002 through June 30, 2003, each month's accrued advisory fee (including accrued performance fees) will be calculated using a 12 month rolling period. For example, to calculate the fee for the month of October 2002 for a Fund, the performance of the benchmark and the Fund would be compared over the 12 month period beginning October 1, 2001 and ending September 30, 2002.

     A key feature of the proposed performance fee arrangement is that the Adviser's performance must exceed the total return of the Fund's benchmark by a factor greater than the Adviser's Base Fee. The effect is that the Adviser will earn a Performance Adjustment only if the value that its portfolio management adds to a Fund exceeds the cost of its portfolio management services, i.e., the factor by which the Fund must outperform its benchmark index (1.25%) is greater than the Adviser's base advisory fee (0.75%). Conversely, if the Adviser's portfolio management does not add value to a Fund and the Fund underperforms its benchmark Index by 1.25% or more, the Adviser's base advisory fee will be reduced.

     Another important feature of the proposed performance fee arrangement is that, under the terms of the New Advisory Agreements, the Adviser's annual fee will never exceed 1.00% of the average daily net assets of a Fund.

     A third key feature of the proposed arrangement is that the Adviser will not receive the performance fee for a period in which a Fund incurs negative performance, regardless of the performance of its benchmark.

     The table below sets forth the fee to which the Adviser would be entitled for each Fund, assuming that it performs at the indicated levels relative to the Fund's benchmark.

     If the Performance of the                          The Adviser will receive
     Fund:                                              a fee of:

     Underperforms the benchmark by: (1.25%) or less            0.50%
     Underperforms the benchmark by: (0.01%)-(1.24%)            0.75%
     Equals the benchmark:            0.00% 0.75%
     Outperforms the benchmark by:    0.01%-1.24%               0.75%
     Outperforms the benchmark by:    1.25% or more             1.00%

     If the performance of the Fund is negative, the Adviser will reserve 0.75%, regardless of the performance of its benchmark.

     DETAILED DESCRIPTION OF THE CALCULATION OF THE PROPOSED PERFORMANCE FEE. Under the New Advisory Agreements, the Base Fee would be adjusted to reflect the performance of a Fund only after the performance fee arrangement has been in effect for 12 months ("Initial Period") following the date on which the New Advisory Agreements become effective.

     INITIAL PERIOD. During the Initial Period, the Adviser would be entitled to receive the Base Fee at the annual rate of 0.75% of the average daily net assets of each Fund.

     SUBSEQUENT MONTHLY PERIODS. The Adviser would be entitled to receive the Base Fee plus or minus one-twelfth of the 0.25% Performance Adjustment multiplied by the average daily net assets of each Fund for that month. The Performance Adjustment would be applied only if a Fund outperformed or underperformed the benchmark by at least 1.25%.

     MAXIMUM PERFORMANCE ADJUSTED FEE. The maximum fee payable to the Adviser is 1.00%. This would occur, however, only in the event that a Fund outperforms the benchmark by a factor of at least 1.25% and the Fund's performance is not negative.

     MINIMUM PERFORMANCE ADJUSTED FEE. The minimum fee payable to the Adviser is
     0.50%.  This  would  occur,   however,  only  in  the  event  that  a  Fund
     underperforms the benchmark by a factor of at least 1.25%.

     EFFECT OF THE PERFORMANCE FEE. As indicated above, the advisory fee payable to the Adviser at the end of each of the 12 months of the Initial Period with respect to each Fund would be paid at the Base Fee rate and would not be increased or decreased to reflect the performance of the Fund. For each month following the Initial Period, however, the Adviser would be entitled to receive the Base Fee and the Performance Adjustment based on the performance of the Fund for the immediately preceding 12 months. Hypothetical examples of how the Performance Adjustment would be calculated at the end of the Initial Period are set forth in the tables below.

     HYPOTHETICAL PERFORMANCE ADJUSTMENT, ASSUMING A POSITIVE PERFORMANCE ADJUSTMENT. Table 1A below shows the manner in which the advisory fee payable to the Adviser would be calculated in the first month following the Initial Period, under circumstances that would result in a net increase in advisory fees payable to the Adviser.

     Table 1A
     --------
     ---------------------------------------------------------------------------

     Total Return of the Fund for the Initial Period:                     11.00%
                                                                          ======
     ===========================================================================

     Total Return of its benchmark index for the Initial Period:           9.00%
                                                                           =====
     ===========================================================================

     Fund outperformed index by:                                           2.00%
                                                                           =====
     ---------------------------------------------------------------------------

     Assuming the facts shown in the hypothetical example above, the Adviser would have received the Base Fee of 0.75% for the Initial Period. Since the Fund outperformed its benchmark by greater than 1.25%, for the first month following the Initial Period and its performance was positive, the Adviser would be entitled to receive a Base Fee of 0.75% plus one-twelfth of the 0.25% Performance Adjustment. Thus, the payment to the Adviser at the end of the that month would be the Base Fee of 0.75% per annum of the average daily net assets of the Fund plus a performance adjustment of 0.25% per annum of such assets, for a total payment of 1.00% per annum of the average daily net assets of the Fund of that month.

     PRO FORMA EXPENSE IMPACT. Table 1B below shows the amount of the advisory fee that would have been paid to the Adviser had each Fund outperformed its benchmark to the extent shown in the hypothetical example set forth in Table 1A during the fiscal year ended May 31, 2000. Also shown are the fees that would have been payable under the flat fee arrangement currently in effect, as well as the actual advisory fee paid during the fiscal year ended May 31, 2000.

     Table 1B
     --------

     ATALANTA/SOSNOFF FUND AVERAGE DAILY NET ASSETS                $ 16,326,003
     Advisory Fee Paid Under Current Advisory Agreement            $    122,517
     Advisory Fee Payable Under New Advisory Agreement             $    163,260
     Percentage Increase of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Advisory Fee Paid Under Current Advisory Agreement            $     49,959
         Net of Fee Waivers and Expense Reimbursements

     ATALANTA/SOSNOFF FOCUS FUND AVERAGE DAILY NET ASSETS          $  2,429,809
     Advisory Fee Paid Under Current Advisory Agreement            $     16,629
     Advisory Fee Payable Under New Advisory Agreement             $     24,298
     Percentage Increase of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Advisory Fee Paid Under Current Advisory Agreement            $          0
         Net of Fee Waivers and Expense Reimbursements

     ATALANTA/SOSNOFF VALUE FUND AVERAGE DAILY NET ASSETS          $  1,988,370
     Advisory Fee Paid Under Current Advisory Agreement            $     13,419
     Advisory Fee Payable Under New Advisory Agreement             $     19,583
     Percentage Increase of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Advisory Fee Paid Under Current Advisory Agreement            $          0
         Net of Fee Waivers and Expense Reimbursements

     ATALANTA/SOSNOFF BALANCED FUND AVERAGE DAILY NET ASSETS       $  2,310,874
     Advisory Fee Paid Under Current Advisory Agreement            $     15,837
     Advisory Fee Payable Under New Advisory Agreement             $     23,108
     Percentage Increase of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Advisory Fee Paid Under Current Advisory Agreement            $          0
         Net of Fee Waivers and Expense Reimbursements

     HYPOTHETICAL PERFORMANCE ADJUSTMENT, ASSUMING A NEGATIVE PERFORMANCE ADJUSTMENT. Table 2A shows the manner in which the advisory fee payable to the Adviser would be calculated in the first month following the Initial Period, under circumstances that would result in a net decrease in advisory fees payable to the Adviser. In this example, the hypothetical total return of the Fund is the same as is shown in Table 1A, but the return of its benchmark for the period is higher than in the prior example.

     Table 2A
     --------
     ---------------------------------------------------------------------------

     Total Return of the Fund for the Initial Period:                     11.00%
                                                                          ======
     ===========================================================================

     Total Return of its benchmark index for the Initial Period:          13.00%
                                                                          ======
     ===========================================================================

     Fund underperformed index by:                                        -2.00%
                                                                          ======
     ===========================================================================

     Assuming the facts shown in the hypothetical above, the Adviser would have received the Base Fee of 0.75% for the Initial Period. Since the Fund underperformed the benchmark by greater than 1.25%, for the first month following the Initial Period, the Adviser would be entitled to receive a Performance Adjusted Fee equal to 0.75% of the average daily net assets of the Fund less a 0.25% per annum Performance Adjustment. Thus, factoring in this downward adjustment, the Adviser's Performance Adjusted Fee for the first month following the Initial Period would be 0.50% of the Fund's average daily net assets of that month.

     PRO FORMA EXPENSE IMPACT. Table 2B below shows that amount of the advisory fee that would have been paid to the Adviser had each Fund underperformed its benchmark to the extent shown in the hypothetical example set forth in Table 2A during the fiscal year ended May 31, 2000. Also shown are the fees that would have been payable under the flat fee arrangement currently in effect, as well as the actual advisory fee paid during the fiscal year ended May 31, 2000.

     Table 2B
     --------

     ATALANTA/SOSNOFF FUND AVERAGE DAILY NET ASSETS                $ 16,326,003
     Advisory Fee Paid Under Current Advisory Agreement            $    122,517
     Advisory Fee Payable Under New Advisory Agreement             $     81,630
     Percentage Decrease of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Actual Advisory Fee Paid                                      $          0

     ATALANTA/SOSNOFF FOCUS FUND AVERAGE DAILY NET ASSETS          $  2,429,809
     Advisory Fee Paid Under Current Advisory Agreement            $     16,649
     Advisory Fee Payable Under New Advisory Agreement             $     12,149
     Percentage Decrease of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Actual Advisory Fee Paid                                      $          0

     ATALANTA/SOSNOFF VALUE FUND AVERAGE DAILY NET ASSETS          $  1,988,370
     Advisory Fee Paid Under Current Advisory Agreement            $     13,419
     Advisory Fee Payable Under New Advisory Agreement             $      9,942
     Percentage Decrease of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Actual Advisory Fee Paid                                      $          0

     ATALANTA/SOSNOFF BALANCED FUND AVERAGE DAILY NET ASSETS       $  2,310,874
     Advisory Fee Paid Under Current Advisory Agreement            $     15,837
     Advisory Fee Payable Under New Advisory Agreement             $     11,554
     Percentage Decrease of Advisory Fee Payable Under
            New Advisory Agreement                                        33.33%
     Actual Advisory Fee Paid                                      $          0

     COMPARATIVE ANNUAL OPERATING EXPENSES. The table and example shown below are designed to assist investors in understanding the various costs and expenses of investment in shares of each Fund in the event that the New Advisory Agreements are implemented. The table and accompanying example are designed to correspond with the tables that appear on page 4 of the prospectus for the Atalanta/Sosnoff Funds. Neither should be considered a representation of past or future expenses of performance and actual expenses may vary from year to year and may be higher or lower than those shown.

     The following table provides data concerning each Fund's management fees and expenses as a percentage of the Fund's average daily net assets for the fiscal year ended May 31, 2000. Figures shown reflect expenses under each Fund's existing Advisory Agreement and expenses that would have been incurred if the performance fee arrangement had been in effect during that period, and assuming that each Fund outperformed the benchmark by a factor of 1.25% during the fiscal year ended May 31, 2000.

ATALANTA/SOSNOFF FUND
---------------------
    Under Current AdvisoryAgreement     Under Proposed Performance Fee Amendment
         (w/o performance fee)                    (w/performance fee)
         ---------------------                    -------------------

Management Fees ...............    0.75%                  1.00%
Service (12b-1) Fees ..........    0.25%                  0.25%
Other Expenses ................    0.95%                  0.95%
                                   ----                   ----
Total Annual Fund
  Operating Expenses ..........    1.95%                  2.20%
                                   ====                   ====
Fee Waiver and Expense
Reimbursement .................    0.45%                  0.70%
                                   ====                   ====
Net Expenses ..................    1.50%*                 1.50%*
                                   ====                   ====

ATALANTA/SOSNOFF FOCUS FUND
---------------------------
    Under Current AdvisoryAgreement     Under Proposed Performance Fee Amendment
         (w/o performance fee)                    (w/performance fee)
         ---------------------                    -------------------

Management Fees ...............    0.75%                  1.00%
Service (12b-1) Fees ..........    0.25%                  0.25%
Other Expenses ................    3.08%                  3.08%
                                   ----                   ----
Total Annual Fund
  Operating Expenses ..........    4.08%                  4.33%
                                   ====                   ====
Fee Waiver and Expense
Reimbursement .................    2.58%                  2.83%
                                   ====                   ====
Net Expenses ..................    1.50%*                 1.50%*
                                   ====                   ====

ATALANTA/SOSNOFF VALUE FUND
---------------------------
    Under Current AdvisoryAgreement     Under Proposed Performance Fee Amendment
         (w/o performance fee)                    (w/performance fee)
         ---------------------                    -------------------

Management Fees ...............    0.75%                  1.00%
Service (12b-1) Fees ..........    0.25%                  0.25%
Other Expenses ................    3.87%                  3.87%
                                   ----                   ----
Total Annual Fund
  Operating Expenses ..........    4.87%                  5.12%
                                   ====                   ====
Fee Waiver and Expense
Reimbursement .................    3.37%                  3.62%
                                   ====                   ====
Net Expenses ..................    1.50%*                 1.50%*
                                   ====                   ====

ATALANTA/SOSNOFF BALANCED FUND
------------------------------
    Under Current AdvisoryAgreement     Under Proposed Performance Fee Amendment
         (w/o performance fee)                    (w/performance fee)
         ---------------------                    -------------------

Management Fees ...............    0.75%                  1.00%
Service (12b-1) Fees ..........    0.25%                  0.25%
Other Expenses ................    3.23%                  3.23%
                                   ----                   ----
Total Annual Fund
Operating Expenses ............    4.23%                  4.48%
                                   ====                   ====
Fee Waiver and Expense
Reimbursement .................    2.73%                  2.98%
                                   ====                   ====
Net Expenses ..................    1.50%*                 1.50%*
                                   ====                   ====

* The Adviser has contractually agreed to limit each Fund's total annual fund operating expenses to 1.50% through October 1, 2001.

Example: The following illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the tables above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                   Under
                                      Under Current        Proposed Performance
                                   Advisory Agreement          Fee Amendment
                                  (w/o performance fee)     (w/performance fee)
                                  ---------------------     -------------------

ATALANTA/SOSNOFF FUND
     1 Year                              $  153                    $  153
     3 Years                                569                       621
     5 Years                              1,011                     1,116
    10 Year                               2,239                     2,479

ATALANTA/SOSNOFF FOCUS FUND
     1 Year                              $  153                    $  153
     3 Years                              1,005                     1,055
     5 Years                              1,873                     1,969
    10 Years                              4,114                     4,310

ATALANTA/SOSNOFF VALUE FUND
     1 Year                              $  153                    $  153
     3 Years                              1,162                     1,211
     5 Years                              2,174                     2,267
    10 Years                              4,716                     4,896

ATALANTA/SOSNOFF BALANCED FUND
     1 Year                              $  153                    $  153
     3 Years                              1,035                     1,085
     5 Years                              1,931                     2,027
    10 Years                              4,232                     4,425

     The preceding example assumes that all dividends and distributions are reinvested and that the percentage totals shown in the tables above under:
     "Total Annual Fund Operating Expenses" remain the same in the years shown. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

     INFORMATION CONCERNING ATALANTA/SOSNOFF CAPITAL CORPORATION (DELAWARE). Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") is a wholly owned subsidiary of Atalanta/Sosnoff Capital Corporation. The Adviser provides investment advisory services on a discretionary basis to individuals, trust accounts, pension and profit sharing plans, charitable institutions, corporations and the Trust. The Adviser is registered as an investment adviser with the SEC and is located at 101 Park Avenue, New York, New York 10178.

     Set forth below are the names and principal occupations of the directors and the principal executive officers of the Adviser.

NAME
ADDRESS               POSITION                      ENTITY
--------------------------------------------------------------------------------
Martin T. Sosnoff     Chairman of the Board;        Atalanta/Sosnoff Capital
101 Park Avenue       Chief Executive Officer;      Corporation (4/86 -
New York, NY 10178    Chief Investment Officer;     Present); Atalanta/Sosnoff
                      Director                      Capital Corporation
                                                    (Delaware) (1/81 - Present)

Anthony G. Miller     Executive Vice President,     Atalanta/Sosnoff Capital
101 Park Avenue       Chief Operating Officer,      Corporation (Delaware);
New York, NY 10178    Secretary                     Atalanta/Sosnoff Capital
                                                    Corporation (4/86 - Present)

                      President; Chief Executive    Atalanta/Sosnoff Management
                      Officer, Director             Corporation (4/86 -
                                                    Present);

                      President and Trustee         Atalanta/Sosnoff Investment
                                                    Trust (6/98 to Present)

Craig B. Steinberg    President, Director,          Atalanta/Sosnoff Capital
101 Park Avenue       Portfolio Manager             Corporation (8/97 - Present)
New York, NY 10178                                  Atalanta/Sosnoff Capital
                                                    Corporation (Delaware)(10/85
                                                     - Present)

Paul P. Tanico        Executive Vice President,     Atalanta/Sosnoff Capital
101 Park Avenue       Portfolio Manager             Corporation (Delaware)
New York, NY 10178                                  (10/97 - Present)

                      General Partner; Portfolio    Castlerock Partners (3/93 -
                      Manager                       Present)

     INFORMATION CONCERNING ATALANTA/SOSNOFF MANAGEMENT CORPORATION. Atalanta/ Sosnoff Management Corporation ("ASMC") serves as the Funds' principal underwriter. The Address of ASMC is 101 Park Avenue, New York, New York 10178. ASMC is an affiliated broker/dealer of the Adviser. During the fiscal year ended May 31, 2000, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund paid brokerage commissions to ASMC of $606, $560, $129 and $503, respectively.

     ADMINISTRATOR. The Trust's administrator, fund accountant and transfer agent is Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. Integrated Fund Services, Inc. is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

     EVALUATION BY THE BOARD OF TRUSTEES. On May 7, 2001, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, approved, subject to the required shareholder approval described herein, the New Advisory Agreements. During the course of their deliberations with respect to the New Advisory Agreements, the Trustees considered that the Adviser would earn a positive Performance Adjustment only to the extent that its activities resulted in sufficient value such that Fund performance would exceed that of its benchmark by 1.25% with respect to the immediately preceding 12 month period. In addition, the Board considered that the Adviser would not be eligible to earn the performance fee for a period in which that Fund incurred negative performance. In addition, the Board reviewed the appropriateness of the use of each Fund's benchmark as the basis for comparing each Fund's performance.

     In considering approval of the New Advisory Agreements, the Board of Trustees carefully evaluated information it deemed necessary to enable it to determine whether they will be in the best interests of each Fund and its shareholders. In making the recommendation to approve the New Advisory Agreements the Trustees have given careful and equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to:
     (1) the performance of the Funds as compared to similar mutual funds and relevant indices; (2) the nature and the quality of the services expected to be rendered to the Funds by the Adviser; (3) the distinct investment objective and policies of the Funds; (4) the level of fees paid to the Adviser as compared to similar mutual funds; (5) the history, reputation, qualification and background of the Adviser as well as the qualifications of its key personnel; (6) the financial condition of the Adviser; and (7) that the Funds will not bear the expenses of the transaction or any of the costs of preparing and mailing proxy materials to shareholders.

     The Board was also advised by counsel regarding the requirements of the Investment Advisers Act of 1940 ("Investment Advisers Act") as they relate to incentive compensation such as is contemplated by the performance fee arrangement. The Board reviewed with counsel and management rules adopted by the SEC under the Investment Advisers Act that contemplate that a performance adjustment will be calculated based on the change in the net asset value per share of the Fund involved. Among other things, the Board considered that (i) the incentive fee formula requires that the investment performance achieved by the Adviser must exceed the Fund's benchmark by 1.25% (125 basis points); (ii) the securities in which the Fund is designed to invest are those that comprise each Fund's benchmark and thus that the selection of the benchmark as the index against which the Fund's performance will be measured under the performance fee arrangement is appropriate; (iii) the Fund's investment performance would be measured with respect to 12 month periods and on a "rolling basis," thus making it less likely that advisory fee payments will be affected by short-term or "random" fluctuations in a Fund's performance than might be the case if a short measuring period were used in the incentive formula.

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE TRUST'S NEW ADVISORY AGREEMENTS.

II.  OTHER BUSINESS

     The proxy holders have no present intention of bringing any matters before the Special Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment. Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its proxy statement and form of proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                        By Order of the Board of Trustees,

                                        /s/ Tina D. Hosking

                                        Tina D. Hosking
                                        Secretary

Date: May 21, 2001

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.